SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 1, 2005


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VSE CORPORATION

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

        On November 1, 2005, the board of directors of VSE Corporation ("VSE") amended VSE's by-laws, as amended ("By-Laws"), effective immediately, (a) to permit persons who have attained 65 years of age or more to be nominated, qualified and elected as directors of VSE and (b) to clarify the authority of VSE's board of directors to fix the compensation of directors, including the payment of (i) a fixed sum for attendance at each meeting of the board of directors and (ii) a stated salary as a director.

        After the above-discussed amendment to the By-Laws, Article III, Sections 1 and Section 13 of the By-Laws read, respectively, as follows:

                Section 1. The number of directors which shall constitute the whole board shall be a minimum of six directors and a maximum of ten directors. Within the limits above specified, the number of directors shall be determined by resolution of the board of directors or by the stockholders at the annual meeting. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

                Section 13. Unless otherwise restricted by the certificate of incorporation or these by-laws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and shall receive such compensation for their services as directors as shall be determined by the board of directors. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore. Members of special or standing committees may be allowed like compensation for attending committee meetings.

        Prior to the above-discussed amendments to the By-Laws, Article III, Sections 1 and 3 of the By-Laws read, respectively, as follows:

                Section 1. The number of directors which shall constitute the whole board shall be a minimum of six directors and a maximum of ten directors. Within the limits above specified, the number of directors shall be determined by resolution of the board of directors or by the stockholders at the annual meeting. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified; however, no person who is not serving as a director of the corporation as of January 1, 1993, who has attained 65 years of age or more, shall be nominated, elected or qualified to serve as a director of the corporation. Directors need not be stockholders.


                Section 13. Unless otherwise restricted by the certificate of incorporation or these by-laws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore. Members of special or standing committees may be allowed like compensation for attending committee meetings.

        A copy of VSE's Amended and Restated By-Laws reflecting the foregoing amendments is filed as Exhibit 3.1 to this Form 8-K.

Item 9.01       Financial Statements and Exhibits

            (c)  Exhibits

             Exhibit
             Number
             ------
              3.1 Amended and Restated By-Laws of VSE Corporation, as of November 1, 2005


                                 SIGNATURES


     	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  VSE CORPORATION
                                                  (Registrant)



Date:  November 3, 2005                           /s/ D. M. Ervine
                                                  -----------------------------
                                                  Donald M. Ervine
                                                  Chairman of the Board and CEO
                                                  President and COO





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